SECOND AMENDMENT TO CREDIT AGREEMENT


     This SECOND AMENDMENT TO CREDIT AGREEMENT is made and entered into as of this 6th day of March, 1998 by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the "Borrower"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Agent, the "Agents") and the banks from time to time party hereto (collectively, the "Banks" and individually a "Bank"),

                       W I T N E S S E T H;

     WHEREAS, the Borrower, the Banks other than U.S. Bank National Association (the "Original Banks"), and the Agents have previously entered into a certain Credit Agreement dated as of December 10, 1997, (the "Original Credit Agreement") and the Borrower, the Banks and the Agents have also previously entered into a First Amendment to Credit Agreement dated as of January 20, 1998; (the "First Amendment"; the Original Credit Agreement as amended by the First Amendment being referred to herein as the "Credit Agreement");

     WHEREAS, in connection with the Original Credit Agreement, Forest City Enterprises, Inc. (the "Parent") made and entered into a certain Guaranty of Payment of Debt in favor of the Original Banks, dated as of December 10, 1997, (the "Original Guaranty") and in connection with the First Amendment to Credit Agreement, entered into a First Amendment to Guaranty of Payment of Debt among the Parent, the Banks, and the Agents, dated as of January 20, 1998 (the "First Amendment to Guaranty"; the Original Guaranty as amended by the First Amendment to Guaranty being referred to herein as the "Guaranty");

     WHEREAS, as set forth in the letter agreement among the Borrower, the Parent, the Banks, and the Agents, dated February 25, 1998, (the "Letter Agreement") the Borrower and the Parent have requested that the Banks and the Agents agree to certain amendments to the Credit Agreement and to the Guaranty, relating to the Senior Notes (as hereinafter defined) proposed to be issued by the Parent, which indebtedness is not permitted by the terms of the Guaranty;

     WHEREAS, as set forth in the Letter Agreement, the Banks and the Agents are willing to amend the Credit Agreement and the Guaranty, on the respective terms and conditions set forth herein and in the Second Amendment to Guaranty of Payment of Debt (the "Second Amendment to Guaranty") of even date herewith, respectively, and such terms and conditions are agreeable to the Borrower and to the Parent; and

     WHEREAS, the Borrower, the Banks, and the Agent desire to make certain further amendments to the Credit Agreement, all on the terms and conditions herein set forth, which further amendments are acceptable to the Parent.

                           NOW, THEREFORE, it is mutually agreed as follows:

     1. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agents and the Banks as follows:

     (a) SENIOR NOTES. The Parent shall issue the Senior Notes under the terms of the Indenture; the Final Drafts of the Senior Notes and the Indenture shall be in compliance with the requirements of this Second Amendment to Credit Agreement;

     (b) USE OF NET PROCEEDS OF SENIOR NOTES TO PREPAY LOANS. The Parent shall pay to Borrower, and the Borrower shall accept from the Parent, as a contribution to capital, the entire net proceeds of the Senior Notes; and, notwithstanding the provisions of Section 2.01(b) of the Credit Agreement or any other provisions of the Credit Agreement to the contrary, a portion of the funds so received by the Borrower shall be used immediately to pre-pay the entire outstanding balance of the Initial Term Loans and the Revolving Loans, in accordance with Section 5.05 of the Credit Agreement;

     (c) USE OF BALANCE OF NET PROCEEDS OF SENIOR NOTES. The balance of the entire net proceeds of the Senior Notes shall be used by the Borrower for general corporate purposes of the Borrower, including projects under current development;

     (d) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Article IX of the Credit Agreement is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof;

     (e) REQUISITE AUTHORITY. The Borrower has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Second Amendment to Credit Agreement and each and every other agreement, certificate, or document required by this Second Amendment to Credit Agreement;

     (f) DUE AUTHORIZATION; VALIDITY. The Borrower has taken all necessary action to authorize the execution, delivery, and performance by it of this Second Amendment to Credit Agreement and every other instrument, document, and certificate relating thereto. This Second Amendment to Credit Agreement has been duly executed and delivered by the Borrower and when executed and delivered by the Borrower will be a legal, valid, and binding obligation of the Borrower enforceable against it in accordance with its terms; and

     (g) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery, and performance of this Second Amendment to Credit Agreement and the transactions contemplated hereby, except for the registration of the Senior Notes with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any applicable "Blue Sky" laws.

     2. CONDITIONS TO CLOSING AND TO EFFECTIVENESS OF SECOND AMENDMENT.

     (a) CLOSING CONDITIONS. Except as otherwise expressly provided in this Second Amendment to Credit Agreement, prior to or concurrently with the Second Amendment Closing Date (as hereinafter defined), and as conditions precedent to the effectiveness of the amendments to the Credit Agreement provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agents and the Banks and their respective counsel:

     (i) CORPORATE AND LOAN DOCUMENTS. The Borrower shall deliver or cause to be delivered to the Agent and the Banks the following documents, in all cases duly executed, and delivered by the Borrower and/or the Parent, and/or certified, as the case may be:

     (1) Certified copies of the resolutions of the board of directors of the Borrower evidencing approval of the execution, delivery, and performance of this Second Amendment to Credit Agreement and the Revolving Loan Notes in the form attached as Exhibit D (such notes, in the form attached as Exhibit D, are sometimes referred to herein as the "amended Revolving Loan Notes");

     (2) Certified copies of resolutions of the Board of Directors of the Parent evidencing approval of the execution, delivery, and performance of the Second Amendment to Guaranty;

     (3) Copies of the Articles of Incorporation of the Borrower, certified by the Ohio Secretary of State as of a recent date;

     (4) Copies of the Articles of Incorporation of the Parent, certified by the Ohio Secretary of State as of a current date;

     (5) Code of Regulations of the Borrower, certified as true and complete as of the Second Amendment Closing Date by the Secretary of the Borrower;

     (6) Code of Regulations of the Parent, certified as true and complete as of the Second Amendment Closing Date by the Secretary of the Parent;

     (7) A Borrower good standing certificate;

     (8) A Parent good standing certificate;

     (9) A certificate of the secretary or assistant secretary of the Borrower certifying the names of the officers of Borrower authorized to sign this Second Amendment to Credit Agreement and the amended Revolving Loan Notes, together with the true signatures of such officers;

     (10) A certificate of the secretary or assistant secretary of the Parent certifying the names of the officers of the Parent authorized to sign the Second Amendment to Guaranty, together with the true signatures of such officers;

     (11) Counterparts of the Second Amendment to Credit Agreement, executed and delivered by the Borrower, the Agents, and the Banks;

     (12) Counterparts of the Second Amendment to Guaranty, executed and delivered by the Parent, the Agents, and the Banks; and

     (13) A certificate of the secretary or assistant secretary of the Borrower certifying that as of the date of this Second Amendment to Credit Agreement no Event of Default or Possible Default exists under the Credit Agreement.

     (ii) OPINION OF COUNSEL FOR PARENT. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Parent as to the due authorization, execution, and delivery, and legality, validity, and enforceability of the Second Amendment to Guaranty and such other matters as the Agent and the Banks may request.

     (iii) OPINION OF COUNSEL FOR BORROWER. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Borrower as to the due authorization, execution, and delivery, and legality, validity, and enforceability of the Second Amendment to Credit Agreement and the amended Revolving Loan Notes and such other matters as the Agent and the Banks may request.

     (iv) PAYMENT OF FEES TO BANKS. On or before the Second Amendment Closing Date, the Borrower shall have paid to the Agents and the Banks all costs, fees, and expenses incurred by them through the Second Amendment Closing Date in the preparation, negotiation, and execution of the Letter Agreement and of this Second Amendment to Credit Agreement and the Second Amendment to Guaranty (including, without limitation, legal fees and expenses of Thompson Hine & Flory
LLP), together with a fee equal to 25 basis points times the $60,000,000 increase in the aggregate Revolving Loan Commitment provided for herein. The Borrower shall pay such fee to the Agent for distribution to the Banks Pro rata, based upon the Maximum Amount of the Revolving Loan Commitment of each Bank.

     (b) FURTHER CONDITIONS TO EFFECTIVENESS OF SECOND AMENDMENT TO CREDIT AGREEMENT. Except as provided in Section 7 or Section 12 hereof, or as otherwise expressly provided in this Second Amendment to Credit Agreement, as further conditions precedent to the effectiveness of the amendments to the Credit Agreement provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agents and the Banks and their respective counsel:

     (i) FINAL DRAFTS OF SENIOR NOTES DOCUMENTS. The Borrower shall have delivered or caused to be delivered to the Agent and the Banks a true and complete copy of the Final Drafts of the Senior Notes and of the Indenture;

     (ii) ISSUANCE OF SENIOR NOTES, ETC. The Guarantor shall have completed the issuance of the Senior Notes not later than August 28, 1998; the Guarantor immediately thereafter shall have paid to the Borrower, as a contribution to capital, the entire net proceeds of the Senior Notes; the Borrower immediately thereafter shall have paid a portion of the contribution so received to the Banks, to pre-pay the entire outstanding balance of the Initial Term Loans and the Revolving Loans, in accordance with the pre-payment provision of the Credit Agreement;

     (iii) CERTIFICATION OF COMPLIANCE. The Agents and the Banks shall have received a certification by a financial officer of the Borrower, confirming that all of the requirements set forth above in this Section 2(b) have been met; and

     (iv) DELIVERY OF AMENDED REVOLVING LOAN NOTES. The Borrower shall have executed and delivered the amended Revolving Loan Notes; and

     (v) UPDATED CLOSING DOCUMENTS. To the extent required by the Agent, the Borrower shall deliver or cause to be delivered to the Agent and the Banks updated forms of the closing documents listed in Section 2(a) of this Second Amendment to Credit Agreement, all in form and substance satisfactory to the Agents and the Banks and their respective counsel; and

     (vi) PAYMENT OF FEES TO BANKS. The Borrower shall have paid to the Agents and the Banks all costs, fees, and expenses incurred by them through the Second Amendment Effective Date in connection with the confirmation of the effectiveness of this Second Amendment to Credit Agreement and the Second Amendment to Guaranty (including, without limitation, legal fees and expenses of Thompson Hine & Flory LLP).

The date on which the  conditions  set forth in  Section  2(a) and above in this
Section 2(b) have been satisfied is referred to herein as the "Second Amendment Effective Date". Notwithstanding any other provision of this Second Amendment to Credit Agreement to the contrary, in the event that the Second Amendment
Effective Date has not occurred by August 28, 1998, then this Second Amendment to Credit Agreement shall be null and void thereafter, except that Borrower's obligation to pay the costs, fees, and expenses referred to in Sections 2(a) and
(b) shall survive until satisfied in full. Upon the effectiveness of this Second Amendment to Credit Agreement, the Banks will be deemed to have approved the issuance of the Senior Notes by the Company, the taking of actions by the Company to authorize the issuance of the Senior Notes and/or the Company entering into an underwriting agreement as to the Senior Notes, and, to the extent that the taking of any one or more such actions prior to the effectiveness of this Second Amendment to Credit Agreement constitutes a Possible Default or an Event of Default under the limitations on indebtedness contained in the Credit Agreement or the Guaranty, the Banks will be deemed to have waived such default(s).

     3. AMENDMENT TO ARTICLE I OF CREDIT AGREEMENT.

     (a) AMENDMENT TO DEFINITION OF "AFFILIATE". Article I of the Credit Agreement is hereby amended by deleting the definition of "Affiliate" set forth therein and replacing it with the following:

                           "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     (b) ADDITION OF DEFINITION OF "BOARD OF DIRECTORS". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Board of Directors":

                           "Board of Directors" shall mean either the board of directors of the Parent or any duly constituted committee thereof.

     (c) AMENDMENT TO DEFINITION OF "CHANGE OF OWNERSHIP EVENT". Article I of the Credit Agreement is hereby amended by deleting the definition of "Change of Ownership Event" set forth therein and replacing it with the following:

                           "Change of Ownership Event" shall be deemed to have occurred at such time as either (a) any Person (other than a Permitted Holder) or any Persons acting together that would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act or any successor provision thereto (other than Permitted Holders), together with any Affiliates or Related Persons thereof, shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision thereto) at least 30% of the aggregate voting power of all classes of Voting Stock of the Parent; or (b) any Person or Group (other than Permitted Holders), together with any Affiliates or Related Persons thereof, shall succeed in having a sufficient number of its nominees elected to the Board of Directors of the Parent such that such nominees, when added to any existing director remaining on the Board of Directors of the Parent after such election who was a nominee of or is an Affiliate or Related Person of such Person or Group, will constitute a majority of the Board of Directors of the Parent; or (c) the Parent shall cease to own at least one hundred percent (100%) on a fully diluted basis, of the economic and voting interests of the Borrower

     (d) ADDITION OF DEFINITION OF "CAPITAL STOCK". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Capital Stock":

                           "Capital Stock" of any Person shall mean any and all shares, interests, participations, or other equivalents (however designated) of corporate stock or other equity participations or interests including, without limitation, partnership interests, whether general or limited, and membership interests, whether of managing or non-managing members, of such Person.

     (e) ADDITION OF DEFINITION OF "COMMON STOCK". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Common Stock":

                           "Common Stock" of any Person shall mean Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to other amounts upon any voluntary or involuntary liquidation, dissolution, or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     (f) ADDITION OF DEFINITION OF "DISTRIBUTIONS". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Distributions":

     "Distributions" shall have the meaning set forth in Section 8.14 hereof.

     (g) ADDITION OF DEFINITION OF "DIVIDENDS". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Dividends":

     "Dividends" shall mean all dividends (in cash or otherwise) declared and/or paid, capital returned, and other distributions of any kind made on any share of Capital Stock outstanding at the time.

     (h) ADDITION OF DEFINITION OF "EXCHANGE ACT". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Exchange Act":

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor provision thereto.

     (i) ADDITION OF DEFINITION OF "FINAL DRAFTS". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Final Drafts":

     "Final Drafts" shall mean the final drafts of the Senior Notes and the Indenture, as in effect and utilized at the time of issuance of the Senior Notes, which final drafts shall contain no change of a material nature as compared to the indenture in the form attached hereto as Exhibit G without the prior written consent of the Banks, other than as to the insertion of pricing information in the various blanks, which pricing information may be inserted without the consent of any Banks; provided, however, that the maturity date of the Senior Notes shall be at least ten (10) years after the issuance date of the Senior Notes, the interest payments shall be not less frequently than semi-annually and there shall be no change in any redemption provisions included therein, nor shall any additional redemption provisions be added (other than insertion of the redemption dates and prices, provided, however, that the lockout periods for optional redemptions, which are specified in the Indenture to end on March ___, 2003 and on March ___, 2001, shall not be decreased).

     (j) AMENDMENT TO DEFINITION OF "GUARANTY". Article I of the Credit Agreement is thereby amended by deleting the definition of "Guaranty" set forth therein and replacing it with the following:

     "Guaranty" means the Guaranty of Payment of Debt issued by the Parent to the Agent and the Banks, in substantially the form and substance of Exhibit B attached hereto, as such Guaranty may be from time to time, amended, restated or otherwise modified.

     (k) ADDITION OF DEFINITION OF "INDENTURE". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Indenture":

                           "Indenture" shall mean the indenture relating to the Senior Notes, in the form attached to this Credit Agreement as Exhibit G; provided, however, that the indenture may be modified to insert pricing information in the various blanks without the consent of any Bank; provided, further, however, that the maturity date of the Senior Notes shall be at least ten (10) years after the issuance date of the Senior Notes, the interest payments shall be not less frequently than semi-annually, and there shall be no change in any redemption provisions included therein, nor shall any additional redemption provisions be added (other than insertion of the redemption dates and prices, provided, however, that the lockout periods for optional redemptions, which are specified in the Indenture to end on March ___, 2003 and on March ___, 2001, shall not be decreased); provided, however, that, from and after the issuance of the Senior Notes, the term "Indenture" shall mean the Final Draft thereof.

     (l) ADDITION OF DEFINITION OF "PAYMENT DEFAULT". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Payment Default":

                           "Payment Default" shall mean any failure by the Borrower or the Parent to make payment of principal, interest, or any other charge due, whether at maturity or by acceleration, under the Credit Agreement or the Guaranty.

     (m) ADDITION OF DEFINITION OF "PERMITTED DISTRIBUTIONS". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Permitted Distributions":

     "Permitted Distributions" shall have the meaning set forth in Section 8.14 hereof.

     (n) ADDITION OF DEFINITION OF "PERMITTED HOLDER". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Permitted Holder":

     "Permitted Holder" shall mean (i) any of Samuel H. Miller, Albert B. Ratner, Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Nathan Shafran or any spouse of any of the foregoing, and any trusts for the benefit of any of the foregoing, (ii) RMS, Limited Partnership and any general partner or limited partner thereof and any Person (other than a creditor) that upon the dissolution or winding up of RMS, Limited Partnership receives a distribution of Capital Stock of the Company, (iii) any group (as defined in Section 13(d) of the Exchange Act) of two or more Persons or entities that are specified in the immediately preceding clauses (i) and (ii), and (iv) any successive recombination of the Persons or groups that are specified in the immediately preceding clauses (i), (ii), and (iii).

     (o) ADDITION OF DEFINITION OF "RELATED PERSON". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Related Person":

                           "Related Person" of any Person shall mean any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person), or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

     (p) ADDITION OF DEFINITION OF "SECOND AMENDMENT CLOSING DATE". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Second Amendment Closing Date":

                           "Second Amendment Closing Date" shall mean the date upon which the Second Amendment to the Credit Agreement is executed and delivered by all of the parties thereto.

     (q) ADDITION OF DEFINITION OF "SECOND AMENDMENT EFFECTIVE DATE". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Second Amendment Effective Date":

                           "Second Amendment Effective Date" shall have the meaning set forth in Section 2(b) of the Second Amendment to Credit Agreement.

     (r)  ADDITION OF  DEFINITION  OF "SECOND  AMENDMENT  TO CREDIT  AGREEMENT".
Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Second Amendment to Credit Agreement":

                           "Second Amendment to Credit Agreement" shall mean the document, entitled Second Amendment to Credit Agreement, entered into among the Borrower, the Banks, and the Agents as of March ___, 1998, amending the Credit Agreement as in effect prior to the date thereof.

     (s) ADDITION OF DEFINITION OF "SENIOR NOTES". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Senior Notes":

                           "Senior Notes" shall mean the senior notes of the Parent, in the original principal amount not to exceed $200,000,000, to be issued under the terms of the Final Draft of the Indenture; provided, however, that, from and after the issuance of the Senior Notes, the term "Senior Notes" shall mean the Final Draft thereof.

     (t) ADDITION OF DEFINITION OF "VOTING STOCK". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Voting Stock":

                           "Voting Stock" of any Person shall mean Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     4. AMENDMENT TO SECTION 2.02(b) OF THE CREDIT AGREEMENT. To reflect the prepayment in full of the outstanding balance of the Initial Term Loans prior to or concurrently with the Second Amendment Effective Date, Section 2.02(b) of the Credit Agreement is hereby amended by deleting therefrom the words "minus the corresponding quarterly installment due and payable on the Initial Term Loans pursuant to Section 2.01(b), if any".

     5. AMENDMENTS TO SECTION 3.02(a) OF THE CREDIT AGREEMENT.

     a. TO REPLACE EXHIBIT A. Exhibit A to the Credit Agreement is hereby amended by replacing it with Exhibit A hereto, setting forth an amended Maximum Amount of the Revolving Loan Commitment of each Bank, with the amended aggregate Revolving Loan Commitments equal to $225,000,000.

     b. TO PROVIDE FOR  QUARTERLY  REDUCTIONS  IN  REVOLVING  LOAN  COMMITMENTS.
Section 3.02(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                           SECTION 3.02 REVOLVING LOAN COMMITMENTS. (a) As used in this Agreement, the "Revolving Loan Commitment" of each Bank at any time means the several obligations of each Bank to advance, subject to the terms and conditions set forth herein, up to the Maximum Amount set forth for such Bank on Exhibit A hereto; provided, however, that, on each Quarterly Date commencing with April 1, 1998, the aggregate Revolving Loan Commitment shall be reduced by $2,500,000 and the Maximum Amount of the Revolving Loan Commitment of each Bank shall be reduced by such Bank's Pro rata share of the aggregate $2,500,000 reduction. If, and to the extent that, upon giving effect to such reduction, the outstanding principal balance of the Loans will exceed the aggregate Revolving Loan Commitment, then, notwithstanding any other provision of the Credit Agreement to the contrary, the Borrower also shall, on such Quarterly Date, make a prepayment of principal, in accordance with the requirements of Section 5.05 of this Credit
         Agreement, sufficient to reduce the outstanding principal balance of the Loans to an amount less than or equal to the reduced aggregate Revolving Loan Commitment.

     6. AMENDMENTS TO SECTION 3.05 OF THE CREDIT AGREEMENT.

     (a) Section 3.05(a) of the Credit Agreement shall be amended by adding the words "Second Amendment" immediately before the words "Closing Date" contained therein.

     Exhibit D to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor a promissory note substantially in the form of Exhibit D attached hereto and made a part hereof.

     (b) Section 3.05(b)(ii) of the Credit Agreement is hereby amended by deleting the words "the Closing Date" and substituting therefor the words "as shown on Exhibit D".

     (c) Section 3.05(b)(iv) of the Credit Agreement is hereby amended by deleting the words "January 1, 2001 unless extended in accordance with Section
3.09 hereof" contained therein and substituting therefor the phrase "the Termination Date".

     7. AMENDMENT TO SECTION 4.03(b) OF THE CREDIT AGREEMENT. Section 4.03(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                           (b) Interest on all Loans subject to the LIBOR Rate Option shall be payable in arrears on the first day of each calendar month.

     8. AMENDMENT TO SECTION 5.05 OF THE CREDIT AGREEMENT. Section 5.05 of the Credit Agreement is hereby amended by designating the existing text thereof as paragraph (a), entitled "Optional Prepayment", and by adding thereto the following paragraph (b):

                           (b) MANDATORY PREPAYMENT. Notwithstanding anything to the contrary in this Credit Agreement, immediately after the net proceeds of the Senior Notes are contributed by the Parent as capital to the Borrower, the Borrower shall prepay the entire outstanding balance due under the Term Loans and the Revolving Loans. Such prepayment shall be subject to all of the terms and conditions of this Credit Agreement relating to prepayments, including, without limitation, the prepayment premium provisions set forth in Section 5.05(a) of this Credit Agreement. Upon such prepayment, notwithstanding anything to the contrary herein, the Borrower shall no longer be entitled to, and the Banks shall have no obligation to make or advance, the Initial Term Loans, and the only Term Loans provided for under the Credit Agreement shall be Additional Term Loans.

     9. ADDITION OF SECTION 7.18 TO THE CREDIT AGREEMENT. Article VII of the Credit Agreement is hereby amended by adding thereto the following Section 7.18:

                           SECTION 7.18 USE OF PROCEEDS OF THE SENIOR NOTES. The net proceeds of the Senior Notes, as the same shall be contributed by the Parent to the Borrower as capital, shall be used by the Borrower to prepay the outstanding balance of the Term Loans and the Revolving Loans and the balance shall be used for general corporate purposes of the Borrower, including projects under current development.

     10. AMENDMENTS TO ARTICLE VIII OF THE CREDIT AGREEMENT.

     a. AMENDMENT TO SECTION 8.07. Section 8.07 of the Credit Agreement is hereby amended by deleting the portion of the first sentence thereof up to and including the colon and by substituting therefor the following:

         The Borrower will not and will not permit any Subsidiary to pledge its credit or property in any manner for the payment or other performance of the indebtedness, contract or other obligation of another (including, without limitation, the indebtedness of the Parent under the Senior Notes), whether as guarantor (whether of payment or of collection), surety, co-maker, endorser or by agreeing conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind or otherwise, except for:

     b. ADDITION OF SECTION 8.14. Article VIII of the Credit Agreement is hereby amended by adding the following Section 8.14 thereto:

     Section 8.14(a) RESTRICTIONS ON DISTRIBUTIONS DURING AN EVENT OF DEFAULT OTHER THAN A PAYMENT DEFAULT. In the event of and during the continuance of any Event of Default under this Credit Agreement or under the Guaranty other than a Payment Default, the Borrower shall not directly or indirectly declare, make, or pay any Dividends in respect of its Capital Stock, or, notwithstanding any other provision of the Credit Agreement to the contrary, any loans or advances to the Parent, (any such Dividends, loans, or advances are referred to hereinafter as "Distributions") in excess of the sum of the amounts sufficient to pay, when due, all interest payments in respect of the Senior Notes and the amounts sufficient to pay, when due, all taxes of the Parent (collectively, "Permitted Distributions"); provided, however, that any Permitted Distributions shall be applied by the Parent strictly to the permitted uses specified above.

                           Section 8.14(b) RESTRICTIONS ON DISTRIBUTIONS DURING A PAYMENT DEFAULT. In the event of and during the continuance of any Payment Default, notwithstanding the provisions of Section 8.14(a) of this Credit Agreement, the Borrower shall not directly or indirectly declare or pay any Distributions to the Parent.

     11. AMENDMENT TO SECTION 10.10 OF THE CREDIT AGREEMENT. Section 10.10 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                           SECTION 10.10. DEFAULT UNDER GUARANTY OR SENIOR NOTES. If the Parent defaults in the payment or performance of any obligation in the Guaranty or in the performance of any other agreement, covenant, term, or condition in the Guaranty, other than a violation of Section 9.14(a) of the Guaranty, or in the payment or performance of any obligation under the Senior Notes or the Indenture (after giving effect to any applicable grace periods), or in the performance of any other agreement, covenant, term, or condition in the Senior Notes or the Indenture (after giving effect to any applicable grace periods).

     12. DEFINITIONS; CONSEQUENCES OF DELAY IN SECOND AMENDMENT EFFECTIVE DATE UNTIL AFTER THE SECOND AMENDMENT CLOSING DATE. Capitalized terms used in this Second Amendment to Credit Agreement that are defined in the Credit Agreement shall have the respective meanings ascribed to them in the Credit Agreement, with the amendments to and additions of capitalized terms set forth in this Second Amendment to Credit Agreement effective upon the Second Amendment Effective Date. Notwithstanding the foregoing and the delay otherwise in the effectiveness of this Second Amendment to Credit Agreement until the satisfaction of all of the conditions set forth in Section 2(a) and (b), the amendments to capitalized terms previously included in the Credit Agreement that are set forth in this Second Amendment to Credit Agreement, and the defined terms newly added to the Credit Agreement by this Second Amendment to Credit Agreement, shall be effective from and after the Second Amendment Closing Date for purposes of the use of such capitalized or defined terms in Sections 1, 2, 12, 13, and 14 hereof. In the event that the Second Amendment Effective Date does not occur by August 28, 1998, then this Second Amendment to Credit Agreement shall be null and void for all purposes, other than as to the obligation of Borrower to pay the fees and expenses referred to in Section 2(a) and (b), which obligation shall survive until satisfied in full.

     13. NO WAIVER. Except as otherwise expressly provided herein, the execution and delivery of this Second Amendment to Credit Agreement by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Borrower under the Credit Agreement as in effect prior to the effectiveness of this Second Amendment to Credit Agreement or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

     14. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Second Amendment to Credit Agreement, all provisions of the Credit Agreement continue unchanged and in full force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement shall be applicable to this Second Amendment to Credit Agreement. .

     IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Second Amendment to Credit Agreement to be executed and delivered as of the date first above written.

Address:                         FOREST CITY RENTAL PROPERTIES
1100 Terminal Tower                     CORPORATION
Cleveland, Ohio 44113

                                 By:      Thomas G. Smith
                                 Title:   Vice President and Assistant Secretary



Address:                         KEYBANK NATIONAL ASSOCIATION,
127 Public Square                   Individually and as Administrative Agent
Cleveland, Ohio 44114
                                 By:      Michael D. Mitro
                                 Title:   Vice President

Address:                         NATIONAL CITY BANK, Individually and
1900 East Ninth Street               as Syndication Agent
Cleveland, Ohio 44114
                                 By:      Anthony DiMare
                                 Title:   Senior Vice President


Address:                         THE HUNTINGTON NATIONAL BANK
917 Euclid Avenue
Cleveland, Ohio 44114            By:      James R. Logan
                                 Title:   Senior Vice President


Address:                         COMERICA BANK
Overnight Mail:
500 Woodward Avenue              By:      David J. Campbell
Detroit, Michigan 48226          Title:   Vice President
7th Floor

U.S.  Mail:
PO Box 75000
Detroit, Michigan 48275-3256

Address:                         FIRST MERIT BANK
123 West Prospect Avenue
Cleveland, Ohio 44115            By:      John F. Newmann
                                 Title:   Vice President


Address:                         CREDIT LYONNAIS NEW YORK BRANCH
1301 Avenue of the Americas
New York, New York 10019         By:      Greg Allen
                                 Title:   Vice President


Address:                         STAR BANK
1350 Euclid Avenue
Suite 211                        By:      Perry D. Quick
Cleveland, Ohio 44115            Title:   Senior Vice President


Address:                         MANUFACTURERS AND TRADERS
One Fountain Plaza                   TRUST COMPANY
Buffalo, New York 14203-1495
                                 By:      Kevin B. Quinn
                                 Title:   Assistant Vice President


Address:                         U.S. BANK NATIONAL ASSOCIATION
U.S. Bank Place (M.S. MPFP-0802)
601 Second Avenue South          By:      Peter A. Brockelman
Minneapolis, Minnesota 55402     Title:   Assistant Vice President